SpectraScience

INNOVATIONS IN CANCER DETECTION

Shareholder Presentation

Minneapolis, MN

July 15, 2011

Safe-Harbor Statement

This document may contain forward-looking statements. Such forward-looking statements are based on assumptions which SpectraScience, Inc. ("SpectraScience"), as of the date of this document, believes to be reasonable and appropriate. SpectraScience cautions, however, that the actual facts and conditions that may exist in the future could vary materially from the assumed facts and conditions upon which such forward-looking statements are based. The risk factors identified in the SpectraScience filings with the Securities and Exchange Commission, including the company's most recent Annual Report on Form 10-K and the company's most recent Quarterly Report on Form 10-Q could impact any forward-looking statements contained in this document.

SpectraScience
INNOVATIONS IN CANCER DETECTION

Overview

- In the past seven months, SpectraScience, with new direction, has undertaken a series of initiatives designed to address:
  - lack of clinical studies for WavSTAT
  - strategic sales opportunities,
  - Enhancements to make our products more relevant and attractive to our target customers
  - a greater level of transparency as well as higher commitment to building our shareholder base.

SpectraScience
INNOVATIONS IN CANCER DETECTION

Our Commercialization Plan

We have communicated our plan:

- Launch our colon cancer diagnostic in the EU with a strategic partner to whom we provide competitive advantage
  - WavSTAT Optical Biopsy System works with flexible endoscopes
  - Flexible endoscope manufacturers are logical partners
  - Ongoing discussions with multiple potential partners
- Market first to EU, then to US with a focus on managed care
- Other initiatives:
  - Complete esophageal cancer application (mid-2012)
  - WavSTAT IV smaller footprint, improved user-interface (Oct. 2011)
  - Establish additional strategic partnerships

SpectraScience
INNOVATIONS IN CANCER DETECTION

Progress to Date

- Strategic Partner
- Additional Partners
- WavSTAT Colon Revision
- Leverage of the Platform to Address Other Markets/ Applications
- IP Strategy/Roadmap
- Building Shareholder Base



0%
40%
50%
80%
100%

Each of these initiatives are designed to create enterprise value and drive shareholder value. We don't think this value is currently reflected in the stock price.

SpectraScience
INNOVATIONS IN CANCER DETECTION

Strategic Partners

- Flexible endoscopy partners
  - Engineering validation completed
  - Clearly defined next steps
    - Clinical studies
    - Key Opinion Leaders
    - Evidence of sales traction
- Rigid endoscopy partners
- Other partners by application
- We are not relying exclusively on any single distribution relationship, and are working towards building further partners that will help us penetrate key markets.

SpectraScience
INNOVATIONS IN CANCER DETECTION

Flexible Endoscopy Market

Global Company Share %


3.0%
7.0%
9.0%
11.0%
70.0%
Olympus Medical Systems Corporation
FUJI FILM Holdings Corporation
HOYA Corporation
KARL STORZ GmbH & Co. KG

Source: Company estimates

Flexible Endoscopy Market

- The global market for flexible endoscopy devices is greater than $3 billion per annum
- Aging population and increased patient awareness will drive continued demand
- Optical Biopsy Forceps for colorectal cancer screening is approximately $ 1 B market annually
- Clear preference for minimally invasive procedures to reduce trauma and speed patient recovery
- Initial demand driven by EU, US and Japan; future demand in India and China

SpectraScience
INNOVATIONS IN CANCER DETECTION

Recurring Revenue Model

- WavSTAT instrument sold to distributor at nominal cost; consigned to customer
- One WavSTAT Optical Biopsy Forceps (single use) utilized per procedure
- Recurring revenue stream created by sales of single use optical biopsy forceps
  - Initial gross profit margin 50%, margin improvement with operating leverage
  - Distributor gross profit margin 40%
  - Breakeven for the distributor two quarters at projected average volumes
- Field Service Contract revenue remains with distributor

SpectraScience
INNOVATIONS IN CANCER DETECTION

WavSTAT Colon Revision

- At year end, 2010, the WavSTAT Colon had technical and functional constraints.
  - Improved user interface
    - One sequence vs. three
  - Linear discriminate analysis algorithm
    - Improved performance
    - Better clinical accuracy
- WavSTAT IV to be introduced at UEGW, October 2011

SpectraScience
INNOVATIONS IN CANCER DETECTION

WavSTAT IV


concept L2b Rev1a
SpectraScience
WAVstat IV
Top View
Front View
SpectraScience
Side View
Rear View

SpectraScience
INNOVATIONS IN CANCER DETECTION

Leveraging the Platform

- Two current technologies (laser-induced fluorescence [LIF] and white light reflectance [WLR]) that can, individually, or combination, enable a heightened sensitivity/specificity
- Identified an additional technology (elastic scattering) which may further enhance specificity when used in combination with LIF and WLR
- "Multi-modal" future (WavSTAT V)
- Three potential partners (endoscope; oncology/mammography; dermatology) to bring to market; three distinct channels

	Colon	Esophagus	Bladder	IBD	Stomach	Lung	Breast	Lymph	Skin
TBD									
ESS	√								
WLR	√		√						
LIF	√	√	√						

SpectraScience
INNOVATIONS IN CANCER DETECTION

Intellectual Property

- 33 active utility patents, 3 application patents as well as 18 active European counterparts
  - 8 Patents covering Optical Biopsy apparatus (forceps)
  - 6 optics patents for scanning technologies (detection)
  - 13 patents on analysis and analytics
  - 6 patents for calibration, alignment, normalizing, etc.
  - The largest patent portfolio in the field of optical methods for identifying cancer and its precursors
- A substantial barrier to entry
- Continue to broaden IP capability internally and via licensing

SpectraScience
INNOVATIONS IN CANCER DETECTION

SpectraScience IP



DIAGNOSTIC SYSTEMS
OPTICAL FORCEPS
US6847490
US6394964
US6174291
US6129683
US6066102
US5843000
US5762613
SCANNING ARRAY
US6826422
US6411835
US6104945
US5713364
CONFOCAL OPTICS
US6760613
US6411838
SPECTRAL REFLECTANCE ANALYSIS
APPLICATIONS
US7260248
US7136518
US7127282
US7103401
US6933154
US6427082
OBSTRUCTIONS
US7309867
US7282723
NORMALIZATION
US7310547
US6839661
US6818903
US6768918
US6421553
US6385484
CALIBRATION
US7459696
IMAGING QUALITY
TEMPORAL ALIGNMENT
US7406215
US7187810
US6902935
FOCUS
US7469160
SpectraScience
INNOVATIONS IN CANCER DETECTION

Our Value Proposition

Achieving Better Results	• Optical biopsy eliminates complications, less costly, more accurate
Recurring Revenue Stream for our Partner	• Breakeven sale of the WavSTAT base unit under a contract to purchase single-use optical biopsy forceps
Reaching Inflection Point in Business	• Well positioned to capitalize on market trends: reduced total cost which is driver for current practice
Differentiated	• Ability to both detect and diagnose
Strong IP Portfolio	• 33 active utility patents, 3 application patents, as well as 18 active European counterparts

SpectraScience
INNOVATIONS IN CANCER DETECTION

KEY FINANCIAL DATA

SpectraScience
INNOVATIONS IN CANCER DETECTION

Current Balance Sheet
(unaudited as of March 31, 2011)

ASSETS		
Current assets:		
Cash and cash equivalents	$	3,187,631
Inventories		485,882
Prepaid expenses and other current assets		20,404
Total current assets		3,693,917
Fixed assets, net		41,506
Patents, net		2,604,025
TOTAL ASSETS	$	6,339,448
LIABILITIES AND SHAREHOLDERS' EQUITY		
Current liabilities:		
Accounts payable	$	248,227
Accrued expenses		39,283
Total liabilities	$	287,510

SpectraScience
INNOVATIONS IN CANCER DETECTION

Current Balance Sheet
(unaudited as of March 31, 2011)

SHAREHOLDERS' EQUITY		
Series B Convertible Preferred Stock, $.01 par value:		
Authorized – 2,585,000 shares; shares issued and outstanding – 2,585,000 shares at March 31, 2011		25,850.00
Series C Convertible Preferred Stock, $.01 par value:		
Authorized – 1,000,000 shares; shares issued and outstanding 1,000,000 shares at March 31, 2011		10,000
Common stock, $.01 par value:		
Authorized — 175,000,000 shares		
Issued and outstanding—108,041,084 at March 31, 2011		1,080,411
Additional paid-in capital		30,561,971
Accumulated deficit		(25,626,294)
TOTAL SHAREHOLDERS' EQUITY		6,051,938
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$	6,339,448

Capital Markets Plan

- We are focused on building credibility with the Street in terms of our technology and operational plan.
  - Transparency – quarterly conference calls, investor outreach
  - Building shareholder base – actively attending investor conferences, building awareness of our business and market opportunity, participating in non-deal road shows
  - Provide milestones and key metrics to measure progress and success:
    - Revenues
    - Units
    - Operational and technology development objectives
    - Strategic goals

SpectraScience
INNOVATIONS IN CANCER DETECTION

Key Takeaways

- WavSTAT is platform technology with multiple applications
- Diversify distribution access to the market
- WavSTAT is faster, more accurate and less costly than current technologies
- Strong IP position
- We are executing our plan with urgency, remaining opportunistic
- Committed to building shareholder value

SpectraScience
INNOVATIONS IN CANCER DETECTION

Contacts

SpectraScience, Inc.
Michael Oliver
11568 Sorrento Valley Rd # 11
San Diego, CA 92121
Phone: 858-847-0200 ext. 2001
Fax: 858-847-0880
moliver@spectrascience.com

Investor
Hayden Communications Relations
Todd M. Pitcher
Phone: 760-798-4938
tpitcher@aspirecleantech.com

SpectraScience
INNOVATIONS IN CANCER DETECTION